                       1999 INCENTIVE AND NON-QUALIFIED

                               STOCK OPTION PLAN

                                      OF

                      HEALTHCORE MEDICAL SOLUTIONS, INC.


         1. Purpose of Plan. The purpose of this 1999 Incentive and Non-Qualified Stock Option Plan ("Plan") is to further the growth and development of HealthCore Medical Solutions, Inc. (the "Company") and its subsidiaries by encouraging selected employees, consultants, officers, directors, independent contractors and other persons who contribute and are expected to contribute materially to the success of the Company or any subsidiary to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the long-term financial interests of the Company and enhancement of long-term stockholder return. The Plan is further intended to afford the Company and any subsidiary a means of attracting to its service persons of outstanding ability. Unless otherwise defined elsewhere in the Plan, capitalized terms used herein are defined in Section 17 hereof.

         2. Stock Subject to the Plan. An aggregate of 1,400,000 shares of Common Stock, $.01 of par value per share ("Common Stock") of the Company, subject to adjustment or change pursuant to Section 10 hereof, shall be reserved for issuance upon the exercise of options which may be granted from time to time in accordance with the Plan ("Options"). Such shares may be, in whole or in part, authorized but unissued shares or issued shares which have been reacquired by the Company as the Compensation Committee ("Committee") of the Board of Directors ("Board") shall from time to time determine. If, for any reason, an Option shall lapse, expire or terminate without having been exercised in full, the unpurchased shares covered thereby shall again be available for purposes of the Plan. If, for any reason, any shares of Common Stock purchased upon exercise of an Option are repurchased by the Company, such shares shall again be available for purposes of the Plan. If the exercise price of an Option granted under the Plan is satisfied by tendering shares of Common Stock, only the number of shares of Common Stock issued, net of the shares of Common Stock so tendered, shall be deemed delivered for purposes of calculating the maximum number of shares of Common Stock reserved for issuance under the Plan.

         3. Administration. The authority to manage and control the operation and administration of the Plan shall be vested in the Committee which shall at all times consist of two or more Board members. The Board shall have power at any time to fill vacancies in, to change the membership of, or to discharge the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such time and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum and such majority shall determine its action. Any action may be taken without a meeting by written consent of all the members of the Committee. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the next succeeding meeting of the Board. The members of the Committee shall be "outside directors" as defined in the regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and "non-employee directors" as defined by Regulation 240.16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee's authority shall be subject to the following:

         (a) subject to the provisions of the Plan, the Committee shall have authority in its sole discretion to select from among those persons eligible to receive Options under the Plan those persons who shall receive Options, to determine the time or times at which Options shall be granted and the number of shares of Common Stock to be subject to each such Option; to establish the terms, conditions, performance criteria, restrictions and other provisions of each Option, including but not limited to whether all or any portion of each Option shall be incentive stock options ("Incentive Options") qualifying under
Section 422 of the Code or stock options which do not so qualify ("Non-Qualified Options"); the time or times when the Option may be exercised; the term of such Option; the events of termination of such Option; the transferability of such Option; and any voting, transfer or other restrictions on the shares of Common Stock issuable upon exercise of the Option. Both Incentive Options and Non-qualified Options may be granted to the same person at the same time, provided each type of Option is clearly designated. Options may be granted as alternatives to or replacements of Options outstanding under the Plan or of options or other awards under any other plan or arrangement of the Company or any subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a subsidiary). In making such determinations, the Committee may take into account the nature of the services rendered by such persons, their present and potential contribution to the success of the Company or a subsidiary and such other factors as the Committee in its sole discretion may deem relevant.

         (b) the Committee shall also have authority to interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective agreements evidencing the grant of Options ("Option Agreements"), and to make all other determinations that may be necessary or advisable for the administration of the Plan.

         (c) except as otherwise provided in the Plan, where the Committee shall be authorized to make a determination with respect to any Option, such determination shall be made at the time of the grant of the Option, except that the Committee reserves the authority to have such determination made by the Committee in the future (but only if such reservation is made at the time the Option is granted and is expressly stated in the Option Agreement relating to such Option).

         (d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan shall be final and not subject to review.

         4. Eligibility for Receipt of Options.

         (a) Incentive Options. Incentive Options may be granted only to employees (including officers) of the Company and/or any of its subsidiaries. A director of the Company or any subsidiary who is not an employee of the Company or of one of its subsidiaries is not eligible to receive Incentive Options under the Plan. Further, Incentive Options may not be granted to any person who, at the time the Incentive Option is granted, owns (or is considered as owning within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary ("10% Owner"), unless at the time the Incentive Option is granted to the 10% Owner, the option price is at least 110% of the fair market value of the Common Stock subject thereto and such Incentive Option by its terms is not exercisable subsequent to five years from the date of grant. In the event an outstanding Incentive Option or a portion thereof no longer qualifies as an incentive stock option under Section 422 of the Code, such Option or portion thereof, as applicable, thereafter shall be deemed a Non-Qualified Option under the Plan.

         (b) Non-Qualified Options. Non-Qualified Options may be granted to any person eligible to receive Options under the Plan (including any individual who has been granted Incentive Options) whom the Committee determines will contribute to the success of the Company or a subsidiary.

         (c) Maximum Number of Options Granted Annually to any Person. The maximum number of shares that may be subject to Options under this Plan granted during any calendar year to any employee of the Company or its subsidiaries is 700,000 shares.

         5. Exercise Price; Date of Grant.

         (a) Exercise Price. The exercise price of each Option shall be determined by the Committee, in its sole discretion, which determination shall be conclusive and not subject to review, but in no event shall the exercise price for Incentive Stock Options be less than 100% of the Fair Market Value of the Common Stock on the date of grant (or 110% of Fair Market Value with respect to Incentive Options granted to a 10% Owner) and for Non Qualified Stock Options, 75% of the Fair Market Value of the Common Stock on the date of grant.

         (b) Date of Grant. For purposes of the Plan, the date of grant of an Option shall be the date on which the Committee (or Board) shall duly authorize the Option.

         6. Term of Option.

         (a) The term of each Option shall be such number of years as the Committee shall determine, subject to earlier termination as herein provided or as determined by the Committee, but in no event more than ten years from the date the Option is granted (or five years in the case of an Incentive Option granted to a 10% Owner).

         (b) If the employment of the holder of an Incentive Option shall be terminated for any reason other than such holder's disability (as such term is defined in Section

22(e)(3) of the Code) or death, the Option shall terminate no later than three months from the date of termination of employment or at such earlier date as determined by the Committee and set forth in the Option Agreement.

         (c) If the employment of the holder of an Incentive Option shall be terminated by reason of such holder's disability (as such term is defined in Section 22(e)(3) of the Code) or death, the Option shall terminate no later than twelve months from the date of such termination of employment or at such earlier date as determined by the Committee and set forth in the Option Agreement.

         (d) Any Option exercisable after the date of termination of employment shall be exercisable only to the extent such Option was exercisable at the date of termination of employment.

         (e) Notwithstanding anything to the contrary contained herein, no Option may be exercised following the termination or expiration of such Option.

         7. Exercise of Options.

         (a) Each Option shall be exercisable in accordance with the terms and conditions and during such periods as may be established by the Committee. However, the aggregate fair market value (determined as of the time an Incentive Option is granted) of the shares of Common Stock initially purchasable upon exercise of Incentive Options by the holder thereof during any calendar year may not exceed $100,000. In the event that the aggregate fair market value of stock with respect to which Incentive Options are exercisable for the first time by you during any calendar year exceeds $100,000, any Incentive Options with respect to stock in excess of such $100,000 amount shall be automatically converted and treated as Non-Qualified Options.

         (b) An Option may not be exercised for fractional shares of the Company's Common Stock.

         (c) The exercise of an Option shall be contingent upon receipt from the holder thereof of a written representation that at the time of such exercise it is the optionee's then present intention to acquire the Option shares for investment and not with a view to the distribution or resale thereof (unless a Registration Statement covering the shares purchasable upon exercise of the Options shall have been declared effective by the Securities and Exchange Commission) and upon receipt by the Company of cash, or a check to its order, for the full purchase price of such shares. The Committee may, in its discretion, include a "cashless exercise" provision in the applicable Option Agreement, in which event the optionee will be permitted (i) to deliver previously owned shares of Common Stock with a Fair Market Value as of the date of exercise equal to the exercise price in payment of the full purchase price of such shares; provided, however, any such tendering shares, if purchased upon exercise of a stock option, shall have been held for at least six (6) months, or (ii) to request that the Company withhold shares of Common Stock issuable upon exercise of such Option with a Fair Market

Value as of the date of exercise equal to the exercise price of the shares being purchased under the Option (thereby reducing the number of shares issuable upon exercise of the Option).

         (d) An Option may not be exercised for fractional shares of the Common Stock.

         (e) The holder of an Option shall have none of the rights of a stockholder with respect to the shares purchasable upon exercise of the Option until a certificate for such shares shall have been issued to the holder upon due exercise of the Option.

         (f) The proceeds received by the Company upon exercise of an Option shall be added to the Company's working capital and be available for general corporate purposes.

         8. Transferability of Options. Except as otherwise provided by the Committee in an Option Agreement, no Option shall be transferable otherwise than by will or the laws of descent or distribution. The Committee shall have the authority to provide in the Option Agreement for transferability of an Option by the holder of the Option for no consideration to or for the benefit of the holder's Family Group, subject to such conditions or limitations as the Committee may establish and the transferee shall remain subject to all of the terms and conditions applicable to the Option prior to such transfer.

         9. No Rights of Employment. Nothing in the Plan or in any Option Agreement granted hereunder shall confer upon any holder of an Option any right to continue in the employ of the Company or any subsidiary or obligate the Company or any subsidiary to continue the engagement of any holder of an Option or interfere in any way with the right of the Company or any subsidiary to terminate the employment or engagement of the holder of an Option at any time.

         10. Adjustments Upon Changes in Capitalization. If at any time after the date of grant of an Option, the Company shall by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by such Option and the price per share thereof shall be proportionately adjusted for any such change by the Committee, whose determination thereon shall be conclusive.

         11. Vesting of Rights Under Options. Neither anything contained in the Plan nor in any resolution adopted or to be adopted by the Committee or the stockholders of the Company shall constitute the vesting of any rights under any Option. The vesting of such rights shall take place only (i) when a written Option Agreement shall be duly executed and delivered by and on behalf of the Company and the person to whom the Option shall be granted, and (ii) on the terms and conditions set forth in such Option Agreement.

         12. Withholding Taxes. The Company shall have the right to require the exercising holder of an Option to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements resulting from or attributable to such exercise.

         13. Compliance with Laws. The grant of Options and the issuance of Common Stock upon exercise thereof shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act of 1933, compliance with applicable state securities laws and compliance with the requirements of any stock exchange on which the Common Stock may then be listed. The Company shall have no obligation to register the Common Stock under the Securities Act or any state securities laws.

         14. Applicable Law. The validity, interpretation and enforcement of this Plan shall be governed in all respects by the laws of the State of California (without giving effect to any choice of law or conflict of law rules or provisions that would cause the application of the laws of any jurisdiction other than the State of California) and the United States of America.

         15. Termination and Amendment; Successors. The Plan, which was adopted by the Board on September __, 1999, subject to stockholder approval, shall terminate on September __, 2009 and no Option shall be granted under the Plan after such date. The Committee may at any time terminate or amend this Plan in any respect (including, but not limited to, any form of Grant, agreement or instrument to be executed pursuant to this Plan); provided, however, that shareholder approval shall be required to be obtained by the Company if required to comply with the provisions of Section 162(m) of the Code, or the listed company requirements of The Nasdaq National Market or of a national securities exchange on which the Shares are traded, or other applicable provisions of state or federal law or self-regulatory agencies; provided, further, that no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

                  The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or any successor corporation or organization succeeding to all, or substantially all, of the assets and business of the Company. In the event of any of the foregoing, the Committee may, at its discretion prior to the consummation of the transaction and subject to the first paragraph of this section, cancel, offer to purchase, exchange, adjust or modify any outstanding Options, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

                  Upon the reorganization, merger or consolidation of the Company as a result of which the Company is not the surviving corporation, or upon a sale of substantially all the property of the Company to another corporation, the Plan shall terminate and any outstanding unexercised Options shall terminate, unless provision be made in connection with such transaction for the assumption of such Options, or the substitution of such Options for new options covering the stock of a successor employer corporation or a parent or subsidiary thereof with appropriate adjustments as to the number and kind of shares and purchase prices. The Company shall provide each holder of an Option fifteen (15) days' prior written notice of any transaction which would cause the termination of outstanding Options under this paragraph.

         16. Definitions. The following terms shall have the meanings set forth below for purposes of this Plan.

         (a) "Fair Market Value" of a share of Common Stock as of a specified date shall mean (i) the closing sale price of the Common Stock on the Nasdaq Small Cap Market (or on such other body on which the Common Stock is then traded) on the trading day immediately preceding the date as of which the Fair Market Value is being determined, (ii) if the closing sale price of the Common Stock is not so quoted, then the mean between the high and low quoted sale prices of the Common Stock on the last preceding date on which sales were reported, or (iii) if neither of the above is available, then the mean between the most recent bid and asked prices of the Common Stock quoted by a market maker or other recognized specialist in the Common Stock.

         (b) "Family Group" shall mean the descendants (whether natural or adopted) spouse, parents, siblings and their respective descendants (whether natural or adopted) of the recipient of an Option and any trust solely for the benefit of the recipient and/or such other persons and any partnership or limited liability company, the partners or member of which include one or more individuals within the Family Group.

                      HEALTHCORE MEDICAL SOLUTIONS, INC.

                       INCENTIVE STOCK OPTION AGREEMENT



To:  _____________

                  We are pleased to notify you that by the determination of the Compensation Committee (hereinafter the "Committee") an incentive stock option to purchase _______ shares of the Common Stock of HealthCore Medical Solutions, Inc. (herein called the "Company") at a price of $._____ per share has this ___ day of ____, ____ been granted to you under the Company's 1999 Stock Option Plan, as amended (herein called the "Plan"). This option may be exercised only upon the terms and conditions set forth below.

         1. Purpose of Option.

                  The purpose of the plan under which this incentive stock option has been granted is to secure to the Company and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and any subsidiary corporations who are expected to contribute to the Company's future growth and success.

         2. Acceptance of Option Agreement.

                  Your execution of this incentive stock option agreement will indicate your acceptance of and your willingness to be bound by its terms and the terms of the Plan, a copy of which has been or is simultaneously herewith being delivered to you; Your execution of this incentive stock option agreement imposes no obligation upon you to purchase any of the shares subject to this option. Your obligation to purchase shares can arise only upon your exercise of the option in the manner set forth in paragraph 4 hereof.

         3. When Option May Be Exercised.

                  The option granted you hereunder shall become exercisable as follows, except as otherwise provided in the Plan [determine exercise schedule].

                  This option may not be exercised for less than [number] shares at any one time (or the remaining shares then purchasable if less than [number]) and expires at the end of ten (10) years from the date of grant whether or not it has been duly exercised (hereinafter, the "Option Expiration Date"), unless sooner terminated as provided in the Plan.

         4. How Option May Be Exercised.

                  This option is exercisable by a written notice substantially in the form of Exhibit A signed by you and delivered to the Company at its executive offices, signifying your election to exercise the option. The notice must state the number of shares of Common Stock as to which your option is being exercised, must contain a statement by you (in a form acceptable to the Company) that such shares are being acquired by you for investment and not with a view to their distribution or resale (unless a Registration Statement covering the shares purchasable has been declared effective by the Securities and Exchange Commission) and must be accompanied by cash or a check to the order of the Company for the full purchase price of the shares being purchased, unless exercised pursuant to the "cashless exercise" provisions of the Plan.

                  If notice of the exercise of this option is given by a person or persons other than you, the Company may require, as a condition to the exercise of this option, the submission to the Company of appropriate proof of the right of such person or persons to exercise this option.


                  Certificates for shares of the Common Stock so purchased will be issued as soon as practicable. The Company, however, shall not be required to issue or deliver a certificate for any shares until it has complied with all requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, any stock exchange on which the Company's Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such shares or the listing of such shares on said exchange. Until the issuance of the certification for such shares, you or such other person as may be entitled to exercise this option shall have none of the rights of a stockholder with respect to shares subject to this option.


                  The Company shall have the right to require you, or such other person as may be permitted to exercise this option, to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for shares of Common Stock issuable upon exercise of this option.

         5. Non-Transferability of Option.

                  This option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during your lifetime only by you.

         6. Notification of Early Disposition.

                  You agree to notify the Company in the event you dispose of any shares purchased upon exercise of the option at any time prior to the later of the date falling one year from the date of exercise of the option or two years from the date of grant.

         7. Subject to Terms of the Plan.

                  This incentive stock option agreement shall be subject in all respects to the terms and conditions of the Plan and in the event of any question or controversy relating to the terms of the Plan, the decision of the Committee shall be conclusive.

                                             Sincerely yours,

                                             HEALTHCORE MEDICAL SOLUTIONS, INC.



                                             By:_______________________________
                                                Name:
                                                Title:


Agreed to and accepted this

 ____ day of ______, _____.


------------------------
Signature of Optionee

                                                                     Exhibit A


                                 EXERCISE FORM

                        (To be signed and delivered to
                      HealthCore Medical Solutions, Inc.
                         upon exercise of the Option)

                  I am the holder of an Option to purchase _______ shares of Common Stock, par value $.01, of HealthCore Medical Solutions, Inc. I hereby irrevocably elect to purchase _______ shares pursuant to such Option, and herewith make payment of $_______________ ($____________ per Share) therefor, and request that the Certificates for Shares be issued in the name(s) of, and delivered to ______________ whose address(es) is/are __________________________.

                  I hereby represent that the Shares to be purchased upon the exercise of this Option are being purchased for investment only, and not with a view towards the sale, transfer or distribution thereof.

                  I hereby agrees to notify HealthCore Medical Solutions, Inc. in the event I dispose of the shares purchased upon exercise of the option at any time prior to the date falling one year from the date of exercise of the option.



                                                  ________________________



Dated:______________,  _____

                      HEALTHCORE MEDICAL SOLUTIONS, INC.


                     NON-QUALIFIED STOCK OPTION AGREEMENT



To:  _____________

                  We are pleased to notify you that by the determination of the Compensation Committee (hereinafter the "Committee") a Non-Qualified stock option to purchase _______ shares of the Common Stock of HealthCore Medical Solutions, Inc. (herein called the "Company") at a price of $_____ per share has this ___ day of ____, ____ been granted to you under the Company's 1999 Stock Option Plan, as amended (herein called the "Plan"). This option may be exercised only upon the terms and conditions set forth below.

         1. Purpose of Option.

         The purpose of the plan under which this Non-Qualified stock option has been granted is to secure to the Company and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and any subsidiary corporations who are expected to contribute to the Company's future growth and success.

         2. Acceptance of Option Agreement.

         Your execution of this Non-Qualified stock option agreement will indicate your acceptance of and your willingness to be bound by its terms and the terms of the Plan, a copy of which has been or is simultaneously herewith being delivered to you; Your execution of this Non-Qualified stock option agreement imposes no obligation upon you to purchase any of the shares subject to this option. Your obligation to purchase shares can arise only upon your exercise of the option in the manner set forth in paragraph 4 hereof.

         3. When Option May Be Exercised.

         The option granted you hereunder shall become exercisable as follows, except as otherwise provided in the Plan [determine vesting schedule].

         This option may not be exercised for less than [number] shares at any one time (or the remaining shares then purchasable if less than [number]) and expires at the end of ten (10) years from the date of grant whether or not it has been duly exercised (hereinafter, the "Option Expiration Date"), unless sooner terminated as provided in the Plan.

         4. How Option May Be Exercised.

         This option is exercisable by a written notice substantially in the form of Exhibit A signed by you and delivered to the Company at its executive offices, signifying your election to exercise the option. The notice must state the number of shares of Common Stock as to which your option is being exercised, must contain a statement by you (in a form acceptable to the Company) that such shares are being acquired by you for investment and not with a view to their distribution or resale (unless a Registration Statement covering the shares purchasable has been declared effective by the Securities and Exchange Commission) and must be accompanied by cash or a check to the order of the Company for the full purchase price of the shares being purchased, plus such amount, if any, as is required for withholding taxes. Notwithstanding the foregoing, this option may also be exercised pursuant to the "cashless exercise" provision.

         If notice of the exercise of this option is given by a person or persons other than you, the Company may require, as a condition to the exercise of this option, the submission to the Company of appropriate proof of the right of such person or persons to exercise this option.

         Certificates for shares of the Common Stock so purchased will be issued as soon as practicable. The Company, however, shall not be required to issue or deliver a certificate for any shares until it has complied with all requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, any stock exchange on which the Company's Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such shares or the listing of such shares on said exchange. Until the issuance of the certification for such shares, you or such other person as may be entitled to exercise this option shall have none of the rights of a stockholder with respect to shares subject to this option.

         The Company shall have the right to require you, or such other person as may be permitted to exercise this option, to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for shares of Common Stock issuable upon exercise of this option.

         5. Non-Transferability of Option.

         This option shall not be transferable except to members of your family or to your family trust(s), and by will or the laws of descent and distribution.

         6. Subject to Terms of the Plan.

         This Non-Qualified stock option agreement shall be subject in all respects to the terms and conditions of the Plan and in the event of any question or controversy relating to the terms of the Plan, the decision of the Committee shall be conclusive.

         7. Tax Status.

         This option does not qualify as an "incentive stock option" under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended, and the income tax implications of your receipt of a Non-Qualified stock option and your exercise of such an option should be discussed with your tax counsel.

                                              Sincerely yours,

                                              HEALTHCORE MEDICAL SOLUTIONS, INC.



                                              By:_______________________________
                                                   Name:
                                                   Title:


Agreed to and accepted this
____ day of ______, _____


_____________________
Signature of Optionee